February 2013

MADISON MOSAIC FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MARCH 27, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Madison Mosaic Funds. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: Please call the proxy soliciting agent at 1-877-632-0901. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Follow the instructions on your voting instruction form.

3.	By Touchtone Phone: Follow the instructions on your voting instruction form.

4.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.

 mosaicnobo

February 2013

MADISON MOSAIC FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MARCH 27, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Madison Mosaic Funds. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.	By Internet: Follow the instructions on your voting instruction form.

2.	By Touchtone Phone: Follow the instructions on your voting instruction form.

3.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.

 mosaicobo

February 2013

MADISON MOSAIC FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MARCH 27, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Madison Mosaic Funds. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: For automated telephone voting, call 1-800-337-3503, available 24 hours a day, and follow the recorded instructions.  If you would like to speak to the proxy soliciting agent, call 1-877-632-0901. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Visit www.proxy-direct.com and follow the on-screen instructions.

3.	By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.